Exhibit 10.17






PROMISSORY NOTE


                                                    $51,690.56
                                           BALTIMORE, MARYLAND
                                                as of December
                                                      31, 1998



     WITHIN THREE YEARS, the undersigned promises to pay to the order of Chapman Holdings, Inc., Fifty-one thousand six hundred ninety dollars and fifty-six cents ($51,690.56), at its offices in Baltimore, Maryland, together with interest thereon from the date hereof until paid at the rate of 4.33% per annum.




Nathan A. Chapman, Jr.





BAODOCS1/68789